Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Common Shares of

ENCANA CORPORATION

Pursuant to the Offer to Purchase Dated July 8, 2019

THE OFFER EXPIRES AT 5:00 P.M. (EASTERN TIME) ON AUGUST 14, 2019,

UNLESS THE OFFER IS WITHDRAWN, EXTENDED OR VARIED (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED, THE “EXPIRATION DATE”).

The undersigned represents that I (we) have full authority to tender without restriction the certificate(s) listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a cheque representing a cash payment for common shares (the “Shares”) of Encana Corporation (the “Corporation”) tendered pursuant to this Letter of Transmittal, for purchase by us at a price not greater than US$5.40 nor less than US$4.70 per Share, to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions in the Offer to Purchase dated July 8, 2019 (together with any amendments, supplements or variations thereto, the “Offer to Purchase”), the accompanying Issuer Bid Circular (the “Circular”) and this Letter of Transmittal (which, as amended or supplemented from time to time, together with the Offer to Purchase and the Circular, constitute the “Offer”).

THIS FORM SHOULD BE COMPLETED, SIGNED AND SENT TOGETHER WITH ALL OTHER DOCUMENTS, INCLUDING YOUR CERTIFICATES FOR SHARES TO AST TRUST COMPANY (CANADA) (THE “DEPOSITARY”) AT ONE OF THE ADDRESSES SET FORTH BELOW. DELIVERY OF THIS LETTER OF TRANSMITTAL OR OTHER DOCUMENTS TO AN ADDRESS OTHER THAN THE ADDRESS OF THE DEPOSITARY AS SET FORTH BELOW DOES NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE CORPORATION, THE BOOK-ENTRY TRANSFER FACILITY OR BMO NESBITT BURNS INC. OR BMO CAPITAL MARKETS CORP. (TOGETHER, THE “DEALER MANAGERS”) WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY.

Offices of the Depositary, AST Trust Company (Canada), for this Offer:

By Mail (Except Registered Mail)	By Hand, Courier or Registered Mail

AST Trust Company (Canada) P.O. Box 1036 Adelaide Street Postal Station Toronto, Ontario, Canada M5C 2K4 Attention: Corporate Actions

AST Trust Company (Canada)

1 Toronto Street, Suite 1200

Toronto, Ontario, Canada M5C 2V6

Attention: Corporate Actions

Toll Free in Canada and the U.S.: 1-866-580-7145

Toll Free Outside Canada and the U.S.: 1-416-682-3863

This Letter of Transmittal is to be used only if (i) certificates for Shares are to be forwarded with it,(ii) if the Shares are held through the Direct Registration System (“DRS”) maintained by the Corporation’s transfer agent or (iii) if the Shares are held under the Dividend Reinvestment Plan (“DRIP”).

TO:	Encana Corporation (the “Corporation”)

AND TO:	AST Trust Company (Canada), as depositary (the “Depositary”)

The undersigned delivers to the Corporation the enclosed certificate(s) for Shares and/or Shares held through DRS or under the DRIP, subject only to the provisions of the Offer to Purchase regarding withdrawal, irrevocably accepts the Offer for such Shares upon the terms and conditions contained in the Offer to Purchase and Circular. The following are the details of the enclosed certificate(s):

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)
Certificate Number or whether held through DRS or under the DRIP	Name in which Certificate is Registered	Number of Shares Represented by Certificate held through DRS or the DRIP	Number of Shares Tendered*

Total

*

If you desire to tender fewer than all Shares evidenced by any share certificates, or held through the DRS or in the DRIP listed above, indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such share certificates and DRS and the DRIP will be considered to have been tendered. If you wish to tender Shares held through DRS or in the DRIP, you are only required to complete this Letter of Transmittal and have it delivered to the Depositary, and you do not need to obtain and deliver share certificates for these holdings. See Instruction 4 in this Letter of Transmittal.

The Instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

The undersigned hereby tenders to the Corporation the Shares at the price per Share indicated in this Letter of Transmittal or pursuant to a Purchase Price Tender (as defined in the Offer to Purchase), as specified below, payable in cash (net of applicable withholding taxes, if any) and upon the terms and subject to the conditions of the Offer.

The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capitalized terms used and not defined in this Letter of Transmittal have the meanings ascribed to them in the Offer to Purchase that accompanies this Letter of Transmittal. In the case of any inconsistency between the terms of this Letter of Transmittal and the Offer to Purchase, the terms of the Offer to Purchase shall prevail.

This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany the certificates for the Shares tendered pursuant to the Offer. Any financial institution that is a participant in CDS or DTC may make book-entry delivery of the Shares through the online tendering systems of such clearing systems pursuant to which book-entry transfers may be effected by causing the applicable clearing systems to transfer such Shares into the Depositary’s account in accordance with such clearing system’s procedures for such transfer and, in such cases, this Letter of Transmittal need not be completed in respect of such Shares. Shareholders who, through their respective CDS or DTC participants, accept the Offer via a book-entry transfer of their holdings with CDS or through DTC’s ATOP procedures, shall be deemed to have completed and submitted a Letter of Transmittal and to be bound by the terms thereof and therefore such instructions received by the Depositary are considered to be a valid tender in accordance with the terms of the Offer. Shareholders of the Corporation (“Shareholders”) whose certificates are not immediately available or who cannot complete the book-entry transfer procedure or who cannot deliver to the Depositary their certificates for Shares or all other documents which this Letter of Transmittal requires by the Expiration Date may only tender their Shares according to the guaranteed delivery procedure set forth under the title “Procedure for Tendering Shares” of the Offer to Purchase. See Instruction 2 in this Letter of Transmittal.

A Shareholder who wishes to tender Shares under the Offer and whose certificate is registered in the name of a broker, dealer, commercial bank, trust company or other nominee should immediately contact such nominee in order to take the necessary steps to be able to tender such Shares under the Offer. If a broker, dealer, commercial bank, trust company or other nominee holds Shares for a Shareholder, it is likely such nominee has established an earlier deadline for that Shareholder to act to instruct the nominee to accept the Offer on such Shareholder’s behalf. A Shareholder should immediately contact the Shareholder’s broker, dealer, commercial bank, trust company or other nominee to confirm any earlier deadline.

Shareholders should carefully consider the income tax consequences of tendering Shares under the Offer. For some Shareholders, the tax treatment of selling Shares to the Corporation under the Offer may be materially different from the tax treatment of selling Shares in the market. See “Income Tax Consequences” in the Circular that accompanies this Letter of Transmittal.

Subject to and effective upon acceptance for purchase of the Shares tendered hereby, pursuant to an Auction Tender (as defined in the Offer to Purchase) or pursuant to a Purchase Price Tender in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Corporation all rights, title and interest in and to all Shares tendered hereby, and in and to any and all rights, benefits and claims in respect thereof or arising, or having arisen as a result of the undersigned’s status as a Shareholder and in and to any and all distributions, payments, securities, rights, assets or other interests which may be declared, paid, issued, distributed, made or transferred, or may be payable, issuable, distributable or transferable, on or in respect of such Shares or any of them on or after the date upon which the Shares are taken up and paid for under the Offer, and hereby irrevocably constitutes and appoints the Depositary and any officer of the Corporation as attorney-in-fact of the undersigned with respect to such Shares, effective from the time the Corporation takes up and pays for such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

(a)

deliver certificates for such Shares, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Corporation upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price (as hereinafter defined);

(b)	present certificates for such Shares for cancellation and transfer on the Corporation’s books; and

(c)	receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby represents, warrants and covenants severally and not jointly that:

(a)

the undersigned understands that tendering Shares under any one of the procedures described in the Offer to Purchase and the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation that (i) the undersigned has a “net long position” in Shares being tendered or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) such tender of Shares complies with Rule 14e-4 under the Exchange Act;

(b)

the undersigned is the owner of the number of Shares represented by the share certificate(s) described above and delivered herewith and the undersigned has good title to the Shares represented by the said certificate(s), free and clear of all hypothecs, liens, charges, encumbrances, security interests, claims, restrictions and equities whatsoever, and the undersigned has full power and authority to enter into this Letter of Transmittal and to tender, sell, assign and transfer the Shares;

(c)

when and to the extent the Corporation accepts the Shares for payment, the Corporation will acquire good, marketable, and unencumbered title thereto, free and clear of all hypothecs, liens, charges, encumbrances, security interests, claims, restrictions and equities whatsoever, together with all rights and benefits arising therefrom, provided that any dividends or distributions which may be paid, issued, distributed, made or transferred on or in respect of such Shares to Shareholders of record on or prior to the date on which the Shares are taken up and paid for under the Offer shall be for the account of the undersigned;

(d)

on request, the undersigned will execute and deliver any additional documents that the Depositary or the Corporation deems necessary or desirable to complete the assignment, transfer, and purchase of the Shares tendered hereby; and

(e)	the undersigned has read and agrees to all of the terms of the Offer.

The names and addresses of the registered owners should be printed, if they are not already printed above, as they appear on the certificates representing Shares tendered hereby. The certificates representing Shares tendered and the number of Shares that the undersigned wishes to tender should all be indicated in the appropriate boxes. If the tender is being made pursuant to an Auction Tender, the Purchase Price at which such Shares are being tendered should be indicated in Box B – “Auction Tender”.

The undersigned understands that he or she must indicate whether the Shares are being tendered pursuant to an Auction Tender or a Purchase Price Tender by completing Box A – “Type of Tender”. All Shares tendered, and not withdrawn, by a Shareholder who fails to specify any Auction Tender price for his or her Shares or fails to indicate that he or she has tendered his or her Shares pursuant to either an Auction Tender or a Purchase Price Tender by completing Box A – “Type of Tender”, will be considered to have been tendered pursuant to a Purchase Price Tender.

The undersigned understands that, upon the terms and subject to the conditions of the Offer, the Corporation will determine a single price per Share (the “Purchase Price”), which will not be less than US$4.70 per Share and not more than US$5.40 per Share, in increments of US$0.05 within that range, that is the lowest price that enables it to purchase the maximum number of Shares properly tendered and not withdrawn pursuant to the Offer having an aggregate Purchase Price not exceeding US$213,000,000. If the Purchase Price is determined to be US$4.70 (which is the minimum Purchase Price under the Offer), the maximum number of Shares that may be purchased by the Corporation is 45,319,148 Shares. For the purpose of determining the Purchase Price, Shares tendered pursuant to a Purchase Price Tender will be considered to have been tendered at US$4.70 per Share (which is the minimum Purchase Price under the Offer). Shares tendered by a Shareholder pursuant to an Auction Tender will not be purchased by the Corporation pursuant to the Offer if the price specified by the Shareholder is greater than the Purchase Price. A Shareholder who wishes to tender Shares but who does not wish to specify a price at which such Shares may be purchased by the Corporation should make a Purchase Price Tender, understanding that for the purpose of determining the Purchase Price, Shares tendered pursuant to a Purchase Price Tender will be considered to have been tendered at the minimum price of US$4.70 per Share. Shareholders who tender Shares without making a valid Auction Tender or Purchase Price Tender will be deemed to have made a Purchase Price Tender.

The undersigned understands that, upon the terms and subject to the conditions of the Offer (including the pro-ration provisions described in the Offer), all Shares properly tendered and not properly withdrawn pursuant to an Auction Tender at prices at or below the Purchase Price and pursuant to Purchase Price Tenders will be purchased at the Purchase Price, payable in cash (net of applicable withholding taxes, if any), for all Shares purchased. Certificates for all Shares not purchased under the Offer (including Shares tendered pursuant to an Auction Tender at prices greater than the Purchase Price and Shares not purchased because of pro-ration), or properly withdrawn, will be returned (in the case of certificates representing Shares all of which are not purchased) or replaced with new certificates representing the balance of Shares not purchased (in the case of certificates representing Shares of which less than all are purchased), promptly after the Expiration Date or the date of withdrawal of the Shares, without expense to the Shareholder. The undersigned understands that a Shareholder who desires to tender Shares at more than one price or under both an Auction Tender and a Purchase Price Tender must complete a separate Letter of Transmittal for each price at which Shares are tendered.

The undersigned understands that if the aggregate Purchase Price for the Shares properly tendered, and not withdrawn, pursuant to the Offer by Purchase Price Tender or by Auction Tender at a price not greater than the Purchase Price (the “Successfully Tendered Shares”) by Shareholders (the “Successful Shareholders”) exceeds US$213,000,000, then the Successfully Tendered Shares will be purchased on a pro rata basis according to the number of Shares tendered (or deemed to be tendered) by the Successful Shareholders (with adjustments to avoid the purchase of fractional Shares), except that “Odd Lot” tenders will not be subject to pro-ration. See “Offer to Purchase – Number of Shares and Pro-Ration” in the Offer to Purchase. The Corporation’s determination as to pro-ration shall be final and binding on all parties, except as otherwise finally determined in a subsequent judicial proceeding or as required by law.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, and in accordance with applicable laws, the Corporation may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby or may accept for payment, in accordance with the applicable pro-ration provisions relating to Shares tendered, fewer than all of the Shares tendered hereby by the undersigned. The undersigned understands and acknowledges that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated in Box E, unless otherwise indicated in Box F below or unless certificate(s) for Shares are to be held for pick-up by checking Box G below. The undersigned recognizes that the Corporation has no obligation, pursuant to the instructions hereto, to transfer any certificates for Shares from the name of the registered owner if Shares are not purchased pursuant to the Offer.

The undersigned understands and acknowledges that acceptance of Shares by the Corporation for payment will constitute a binding agreement between the undersigned and the Corporation, effective as of the Expiration Date, upon the terms and subject to the conditions of the Offer.

The undersigned understands and acknowledges that payment for Shares accepted for payment pursuant to the Offer will be made on or about the date on which the Corporation delivers the aggregate Purchase Price for such Shares to the Depositary (by bank transfer or other means satisfactory to the Depositary), which will act as agent for Shareholders who have properly tendered Shares in acceptance of the Offer and have not withdrawn them, for the purposes of receiving payment from the Corporation and transmitting payment to such Shareholders. The undersigned further understands and acknowledges that receipt by the Depositary from the Corporation of payment for such Shares will be deemed to constitute receipt of payment by such Shareholders. Under no circumstances will interest be paid by the Corporation or the Depositary by reason of any delay in paying for any Shares or otherwise.

The undersigned understands and acknowledges that each of the Corporation and the Depositary, as applicable, shall be entitled to deduct and withhold from any payment to any Shareholder pursuant to the Offer such amount as it is required to deduct or withhold from such payment under the Income Tax Act (Canada), or any provision of any applicable federal, provincial, territorial, state, local or foreign tax law, and remit such deducted or withheld amount to the appropriate government entity. To the extent that amounts are deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of the Offer as having been paid to the Shareholder to whom such amounts would otherwise have been paid, provided that such deducted or withheld amounts are actually remitted to the appropriate government entity.

The undersigned instructs the Corporation and the Depositary to issue a cheque for the Purchase Price (less applicable withholding taxes, if any) for such of the tendered Shares as are purchased to the order of the undersigned or the name listed and mailed to the address indicated in Box E, unless otherwise indicated in Box F below, or Box G – “Hold for Pick-Up”. Such payment will be received in US dollars.

All authority conferred or agreed to be conferred by this Letter of Transmittal is irrevocable and may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by applicable law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

If a share certificate has been lost, stolen or destroyed, this Letter of Transmittal, including Box M – “Lost, Stolen or Destroyed Certificates” should be completed as fully as possible and forwarded to the Depositary, together with a letter describing the loss, theft or destruction and providing a telephone number. The Depositary will respond with the replacement requirements, which includes certain additional documents that must be signed in order to obtain replacement certificate(s) and the payment of the required lost certificate fee.

The undersigned agrees not to vote any of the tendered Shares taken up and paid for under the Offer, or distributions on such Shares consisting of securities, at any meeting and not to exercise any of the other rights or privileges attaching to any of such tendered Shares or distributions consisting of securities, or otherwise act with respect thereto. The undersigned agrees further to execute and deliver to the Corporation, provided not contrary to any applicable law, at any time and from time to time, as and when requested by, and at the expense of the Corporation, any and all instructions of proxy, authorization or consent, in form and on terms satisfactory to the Corporation, in respect of any such tendered Shares or distributions consisting of securities. The undersigned agrees further to designate in any such instruments of proxy the person or persons specified by the Corporation as the proxyholder of the undersigned in respect of such tendered Shares or distributions consisting of securities.

BOX A TYPE OF TENDER

Check only one box. If more than one box is checked or if no box is checked, all Shares identified above will be deemed to have been tendered pursuant to the Purchase Price Tender. Shares are being tendered hereby pursuant to:

☐ An Auction Tender (Please complete Box B)	☐ A Purchase Price Tender (Please complete Box C)

BOX B AUCTION TENDER PRICE (IN US DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

This box MUST be completed if Shares are being tendered pursuant to an Auction Tender. Check the appropriate box to indicate the Auction Tender price.

Check only one box. If more than one box is checked or if no box is checked, all Shares identified above will be deemed to have been tendered pursuant to the Purchase Price Tender.

If portions of shareholdings are being tendered at different prices, use a separate Letter of Transmittal for each price specified. See Instruction 5.

☐ US$4.70	☐ US$4.95	☐ US$5.20
☐ US$4.75	☐ US$5.00	☐ US$5.25
☐ US$4.80	☐ US$5.05	☐ US$5.30
☐ US$4.85	☐ US$5.10	☐ US$5.35
☐ US$4.90	☐ US$5.15	☐ US$5.40

BOX C PURCHASE PRICE TENDER

This box MUST be completed if Shares are being tendered pursuant to a Purchase Price Tender.

The undersigned either (check one):

☐   is tendering Shares beneficially owned by the undersigned; or

☐   is a broker, dealer, bank, trust company or other nominee that is tendering, for the beneficial owners thereof, Shares with respect to which it is the owner of record (list attached).

BOX D ODD LOTS (See Instruction 6)

To be completed ONLY if Shares are being tendered by or on behalf of persons beneficially owning an aggregate of fewer than 100 Shares as of the close of business on the Expiration Date.

The undersigned either (check one):

☐ will be the beneficial owner of an aggregate of fewer than 100 Shares as of the close of business on the Expiration Date, all of which are tendered, or

☐   is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner will own an aggregate of fewer than 100 Shares as of the close of business on the Expiration Date and is tendering all such Shares.

BOX E
ISSUE CHEQUE AND/OR CERTIFICATE(S)
IN THE NAME OF: (please print)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

(Social Insurance or Social Security Number)

BOX F
SEND CHEQUE AND/OR CERTIFICATE(S)
(Unless Box “G” is checked) TO:

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

BOX G HOLD FOR PICK-UP

☐ Hold certificates for Shares and/or cheques for pick-up.

BOX H CANADIAN WITHHOLDING TAX

The following certifications assume that the undersigned is either (i) the beneficial holder of the Shares tendered (the “Beneficial Owner”), or (ii) holds the Shares tendered on behalf of one or more Beneficial Owners.

I. Tax Residency

All Shareholders must complete the following. See Instruction 11.

The undersigned certifies that the Beneficial Owner(s) (please check one box only):

☐ is (are all) resident in Canada for purposes of the Income Tax Act (Canada) (the “Tax Act”) or, if a partnership, is a “Canadian partnership” for the purposes of the Tax Act;

☐ is (are all) not resident in Canada for purposes of the Tax Act or, if a partnership, is not a “Canadian partnership” for the purposes of the Tax Act; or

☐ include Beneficial Owners who are resident in Canada and not resident in Canada for purposes of the Tax Act, and the aggregate number of Shares tendered on behalf of each is as follows:

☐ Beneficial Owners resident in Canada tendered Shares

☐ Beneficial Owners not resident in Canada tendered Shares

II. Non-Residents of Canada

Shareholders are only required to complete the following if the Beneficial Owners(s) is(are) not resident in Canada for purposes of the Tax Act. See Instruction 11.

Applicability of a Tax Treaty

Non-resident withholding tax will generally apply, at a rate of 25%, to certain amounts paid or deemed to be paid in respect of Shares beneficially owned by persons not resident in Canada for purposes of the Tax Act. Withholding tax may arise for example with respect to a deemed dividend arising pursuant to the Offer, if any. However, if the Beneficial Owner is entitled to the benefits of a tax treaty entered into between Canada and the Beneficial Owner’s country of residence, the withholding tax rate may be reduced to less than 25%. To benefit from a reduced rate of withholding under a tax treaty, the Shareholder must properly complete and provide the documentation described below.

(continues on next page)

The undersigned certifies that (please check one box only):

☐ The Shareholder is the Beneficial Owner of the tendered Shares and either (please check one box only):

☐   the Shareholder has completed the Canada Revenue Agency’s Form NR 301 — Declaration of eligibility for benefits (reduced tax) under a tax treaty for a non-resident person*, which is included with this Letter of Transmittal; or

☐ the Shareholder has not completed or provided Form NR 301 — Declaration of eligibility for benefits (reduced tax) under a tax treaty for a non-resident person;** or

☐ The Shareholder is not the Beneficial Owner of the tendered Shares, there is only one Beneficial Owner and either (please check one box only):

☐   the Beneficial Owner has completed the Canada Revenue Agency’s Form NR 301 — Declaration of eligibility for benefits (reduced tax) under a tax treaty for a non-resident person,* which is included with this Letter of Transmittal; or

☐ the Beneficial Owner has not completed or provided Form NR 301 — Declaration of eligibility for benefits (reduced tax) under a tax treaty for a non-resident person;** or

☐ The Shareholder is not the Beneficial Owner of the tendered Shares, there is more than one Beneficial Owner and (please check all applicable boxes):

☐   the Beneficial Owners holding                                          tendered Shares have completed the Canada Revenue Agency’s Form NR 301 — Declaration of eligibility for benefits (reduced tax) under a tax treaty for a non-resident person,* and these Forms, together with Schedule A,** are included with this Letter of Transmittal; and/or

☐ the Beneficial Owners holding tendered Shares have not completed or provided Form NR 301 – Declaration of eligibility for benefits (reduced tax) under a tax treaty for a non-resident person.**

If the Shareholder is a company, the undersigned certifies that (please check one box only):

☐ The corporate Shareholder is the Beneficial Owner of at least 10% of the issued and outstanding voting shares of the Company.

☐ The corporate Shareholder is not the Beneficial Owner of at least 10% of the issued and outstanding voting shares of the Company.

*   Partnerships or Hybrid Entities must complete Form NR 302 (Declaration of eligibility for benefits (reduced tax) under a tax treaty for a non-resident partners) or Form NR 303 (Declaration of eligibility for benefits (reduced tax) under a tax treaty for a hybrid entity), as applicable.

** FAILURE TO PROVIDE THIS INFORMATION WILL RESULT IN THE APPLICATION OF A 25% WITHHOLDING TAX RATE TO A DEEMED DIVIDEND ARISING PURSUANT TO THE OFFER, IF ANY.

BOX I

STATUS AS U.S. SHAREHOLDER

(Please check the appropriate box)

Indicate whether or not you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder by placing an “X” in the applicable box below. A U.S. Shareholder is any holder of Shares that is either (a) providing an address in Box K (or, if completed, either Box E or Box F) that is located within the United States or any territory or possession thereof or (b) a U.S. person for United States federal income tax purposes as defined in “Important U.S. Tax Information for U.S. Shareholders” below.

☐   The person signing this Letter of Transmittal is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.

☐   The person signing this Letter of Transmittal is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

If you are a U.S. Shareholder or acting on behalf of a U.S. Shareholder, then in order to avoid U.S. backup withholding, you must generally complete the enclosed IRS Form W-9. If you are a U.S. Shareholder but you are not a U.S. person for U.S. federal income tax purposes, then you must complete the appropriate IRS Form W-8 to avoid backup withholding. If you require an IRS Form W-8, please contact the Depositary or download the appropriate IRS Form W-8 at www.irs.gov.

BOX J NOTICE OF GUARANTEED DELIVERY
☐ Check here if certificates for tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name(s) of Registered Owner(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution Which Guaranteed Delivery

BOX K SHAREHOLDER(S) SIGN HERE (See Instructions 1 and 7)
Must be duly executed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter to Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other legal representative acting in a fiduciary or representative capacity, please set forth the full title.

Authorized Signature(s)

                                     (Shareholder(s) or Legal Representative)

(Shareholder(s) or Legal Representative)

Name(s)

Capacity

Address

(Include Postal Code or Zip Code)

Area Code and Telephone Number

TIN; SSN; SIN

U.S. Shareholders must provide their Taxpayer Identification No. or Social Security No. and complete IRS Form W-9; Canadian Shareholders must provide their Social Insurance No.

Date:

BOX L SIGNATURE GUARANTEE (See Instructions 1 and 7)
Authorized Signature (Guarantor) Name Title Firm Address (Include Postal Code or Zip Code) Area Code and Telephone Number Email Address Date

BOX M LOST, STOLEN OR DESTROYED CERTIFICATES
To be completed ONLY if certificates representing Shares being tendered have been lost, stolen or destroyed. The undersigned has either (check one):
☐ lost his or her certificate(s) representing Shares;

☐ had his or her certificate(s) representing Shares stolen; or

☐ had his or her certificate(s) representing Shares destroyed.

If a certificate representing Shares has been lost, stolen or destroyed, this Letter of Transmittal, including this Box M, must be completed as fully as possible and forwarded, together with a letter describing the loss, theft or destruction and providing a telephone number, to the Depositary. The Depositary will respond with the replacement requirements.

INSTRUCTIONS

Forming Part of the Terms of the Offer

1.	Signature Guarantees.

No guarantee of a signature is required if either:

(a)

this Letter of Transmittal is signed by the registered holder of the Shares tendered with this Letter of Transmittal exactly as the name of the registered holder appears on the share certificate tendered herewith, and payment and delivery are to be made directly to such registered holder pursuant to the information provided in Box K above; or

(b)

such Shares are tendered for the account of a Canadian Schedule I chartered bank, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP) (each such entity, an “Eligible Institution”). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution by completing Box L – “Signature Guarantee”. See Instruction 7 in this Letter of Transmittal.

2.	Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

Certificates for all physically tendered Shares together with a properly completed and duly executed Letter of Transmittal, or, in the case of a book-entry transfer, a Book-Entry Confirmation through the CDSX system (in the case of Shares held in CDS) or an Agent’s Message (in the case of Shares held in DTC), and any other documents required by this Letter of Transmittal, should be hand delivered, couriered mailed or transmitted by e-mail transmission, as applicable, to the office of the Depositary at the appropriate address set forth herein and must be received by the Depositary by the Expiration Date (as defined in the Offer to Purchase). Delivery of this Letter of Transmittal to an address, or e-mail transmission of this Letter of Transmittal to an e-mail address, other than as set forth above, does not constitute a valid delivery.

Shareholders who wish to tender Shares pursuant to the Offer and cannot deliver certificates for such Shares or time will not permit all required documents to reach the Depositary by the Expiration Date, may only tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, substantially in the form provided by the Corporation through the Depositary (indicating the type of tender and, in the case of an Auction Tender, the price at which Shares are being tendered) to the Depositary, at its office in Toronto, Ontario as set out in the Notice of Guaranteed Delivery by the Expiration Date and by otherwise complying with the guaranteed delivery procedure as set forth in the Offer to Purchase under “Procedure for Tendering Shares – Guaranteed Delivery”. Pursuant to such guaranteed delivery procedure, all tendered Shares (including original share certificates, if such Shares are held in certificate form) in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy thereof), or in the case of a book-entry transfer, a Book-Entry Confirmation through the CDSX system (in the case of Shares held by CDS) or an Agent’s Message (in the case of Shares held by DTC), with signatures that are guaranteed if so required in accordance with this Letter of Transmittal, and any other documents required by this Letter of Transmittal, are received by the Toronto office of the Depositary before 5:00 p.m. (Eastern time) on or before the second trading day on the Toronto Stock Exchange and New York Stock Exchange after the Expiration Date.

The Notice of Guaranteed Delivery may be hand delivered, couriered, mailed or transmitted by facsimile transmission to the office of the Depositary at the appropriate address set forth in the Notice of Guaranteed Delivery, and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Shares to be validly tendered pursuant to the guarantee delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery by the Expiration Date.

Notwithstanding any other provision hereof, payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of certificates for such Shares, a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy thereof) relating to such Shares, with signatures that are guaranteed if so required, and any other documents required by the Letter of Transmittal, or, in the case of a book-entry transfer, a Book-Entry Confirmation through the CDSX system (in the case of Shares held in CDS) or an Agent’s Message (in the case of Shares held in DTC).

The tender information specified in a Notice of Guaranteed Delivery by a person completing such Notice of Guaranteed Delivery will, in all circumstances, take precedence over the tender information that is specified in the related Letter of Transmittal that is subsequently tendered.

The method of delivery of certificates representing Shares and all other required documents is at the option and risk of the tendering Shareholder. If certificates representing Shares are to be sent by mail, registered mail that is properly insured is recommended and it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary on or prior to such date. Delivery of a share certificate representing Shares will only be made upon actual receipt of the share certificate representing such Shares by the Depositary.

The Corporation will not purchase any fractional Shares, nor will it accept any alternative, conditional or contingent tenders except as specifically permitted by the Offer to Purchase and Circular. All tendering Shareholders, by execution of this Letter of Transmittal (or a manually executed photocopy of it), waive any right to receive any notice of the acceptance of their tender.

3.	Inadequate Space.

If the space provided in the Box captioned “Description of Shares Tendered” is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.	Partial Tenders and Unpurchased Shares.

If fewer than all of the Shares evidenced by any certificate, held through DRS or under the DRIP are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered”. In such case, except for Shares held under the DRIP, if any tendered Shares are purchased pursuant to the Offer, a new certificate or DRS for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the address indicated in Box E, unless otherwise indicated in Box F on this Letter of Transmittal, promptly after the Expiration Date, or unless certificate(s) for Shares are to be held for pick-up by checking Box G. All Shares represented by the certificate(s) listed and delivered to the Depositary or noted as held through DRS or under the DRIP are deemed to have been tendered unless otherwise indicated.

5.	Indication of Type of Tender; Indication of Price at Which Shares are being Tendered.

(a)

To tender Shares, the Shareholder must complete Box A –“Type of Tender” on this Letter of Transmittal or the Book-Entry Confirmation or Agent’s Message in lieu thereof or, if applicable, on the Notice of Guaranteed Delivery, indicating whether he or she is tendering Shares pursuant to an Auction Tender (Box B) or a Purchase Price Tender (Box C). Only one box may be checked. If more than one box is checked or if no box is checked, all Shares identified above will be deemed to have been tendered pursuant to the Purchase Price Tender. The same Shares cannot be tendered, unless previously properly withdrawn as provided in the Offer to Purchase, pursuant to both an Auction Tender and a Purchase Price Tender or pursuant to Auction Tenders at more than one price. However, if a Shareholder desires to tender Shares in separate lots at a different type of tender for each lot, such Shareholder must complete a separate Letter of Transmittal or, if applicable, a Notice of Guaranteed Delivery for each lot which the Shareholder is tendering.

(b)

For Shares to be properly tendered pursuant to an Auction Tender, the Shareholder must complete Box B – “Auction Tender Price (in US Dollars) per Share at Which Shares Are Being Tendered” on this Letter of Transmittal indicating the price per Share (in increments of US$0.05 per Share) at which such Shares are being tendered. If a Shareholder desires to tender Shares in separate lots at a different price and/or different type of tender for each lot, such Shareholder must complete a separate Letter of Transmittal or Book-Entry Confirmation or Agent’s Message in lieu thereof (and, if applicable, a Notice of Guaranteed Delivery) for each such lot. The same Shares cannot be tendered (unless previously withdrawn as provided in the Offer to Purchase under “Withdrawal Rights”) pursuant to both an Auction Tender and a Purchase Price Tender, or pursuant to an Auction Tender at more than one price. No price can be specified by Shareholders making a Purchase Price Tender.

6.	Odd Lots.

As described in the Offer to Purchase under “Number of Shares and Pro-Ration”, if the Corporation is to purchase less than all Shares tendered by the Expiration Date, the Shares purchased first will consist of all Shares so tendered by any Shareholder who will own beneficially, as of the close of business on the Expiration Date, an aggregate of fewer than 100 Shares and who tenders all of his or her Shares under Auction Tenders at or below the Purchase Price or under Purchase Price Tenders. If a Shareholder holds Shares under the DRIP, such Shareholder will only be considered an Odd Lot Holder if: (i) the aggregate number of Shares held by such Shareholder and the Shares held under the DRIP does not exceed 100 Shares, and (ii) such Shareholder also tenders all of the Shares held under the DRIP. This preference will not be available unless Box D –“Odd Lots” is completed. Furthermore, partial tenders will not qualify for this preference and this preference is not available to a Shareholder who holds separate certificates for fewer than 100 Shares in different accounts if such Shareholder beneficially owns in the aggregate 100 or more Shares.

7.	Signatures on Letter of Transmittal, Stock Power and Endorsements.

(a)

If Box K in this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate without any change whatsoever.

(b)	If the Shares are registered in the names of the two or more joint owners, each such owner must sign in Box K in this Letter of Transmittal.

(c)

If any tendered Shared are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of certificates.

(d)

When this Letter of Transmittal is duly executed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered by the undersigned or not purchased by the Corporation, are to be returned or issued to a person other than the registered owner(s). Any signature(s) required on such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is duly executed by a person other than the registered owner of the certificate(s) listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate, and signatures on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. An ownership declaration, which can be obtained from the Depositary, must also be completed and delivered to the Depositary. See Instruction 1 in this Letter of Transmittal.

(e)

If this Letter of Transmittal or any certificates or stock powers are duly executed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or any other legal representative acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Corporation or the Depositary of their authority to so act.

8.	Payment and Delivery Instruction.

The signatory of this Letter of Transmittal must identify to whom a cheque and/or certificates should be issued by completing Box E. Such cheque and/or certificates will be sent to the address indicated in Box F, unless a cheque evidencing payment for Shares tendered is to be held by the Depositary for pick-up by the undersigned or any person designated by the undersigned in writing, in which case Box G –“Hold for Pick-Up” on this Letter of Transmittal must be completed.

9.	Irregularities.

All questions as to the number of Shares to be taken up, the price to be paid therefore, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares, will be determined by the Corporation, in its sole discretion, acting reasonably, which determination will be final and binding on all parties, except as otherwise finally determined in a subsequent judicial proceeding or as required by law. The Corporation reserves the absolute right to reject any or all tenders of Shares determined by it in its sole discretion not to be in proper form or completed in accordance with the Instructions herein and in the Offer or the acceptance for payment of, or payment for, any tender of Shares which may, in the opinion of the Corporation’s counsel, be unlawful. The Corporation also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender of any particular Shares. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Corporation, the Depositary, the Dealer Managers nor any other person will be obligated to give notice of defects or irregularities in notices of withdrawal, nor shall any of them incur any liability for failure to give any such notice. The Corporation’s interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the Notice of Guaranteed Delivery) will be final and binding, except as otherwise finally determined in a subsequent judicial proceeding or as required by law.

10.	Questions and Requests for Assistance and Additional Copies.

Questions and requests for assistance may be directed to the Depositary at the addresses and telephone and facsimile numbers set forth herein or to the Dealer Managers at the addresses and telephone numbers set forth on the back cover of the Offer to Purchase and Circular. Additional copies of the Offer to Purchase, the Circular and this Letter of Transmittal and copies of the Notice of Guaranteed Delivery may be obtained from the Depositary or from your local broker, dealer, commercial bank, or trust company.

11.	Tax Residency – Canadian Withholding Tax.

Canadian Resident Shareholders

To ensure that non-resident withholding tax is not withheld in respect of the Purchase Price for tendered Shares beneficially owned by a person resident in Canada for purposes of the Tax Act (“Canadian Resident Beneficial Owner”), the Shareholder must certify in Section I of Box H that the Canadian Resident Beneficial Owner is a resident of Canada for purposes of the Tax Act (or, if a partnership, a “Canadian partnership” for the purposes of the Tax Act). Canadian Resident Beneficial Owners and Shareholders holding tendered Shares on behalf of a Canadian Resident Beneficial Owner are only required to complete Section I of Box H.

Shareholders Not Resident in Canada

Non-resident withholding tax may apply in respect of the Purchase Price for Shares beneficially owned by a person who is not resident in Canada for purposes of the Tax Act (“Non-Resident Beneficial Owner”). Non-Resident Beneficial Owners and Shareholders holding Shares on behalf of a Non-Resident Beneficial Owner are required to complete Sections I and II of Box H. Non-resident withholding tax will generally apply at a rate of 25% to certain amounts paid or deemed to be paid (including a deemed dividend arising under the Offer, if any) in respect of Shares beneficially owned by persons not resident in Canada for purposes of the Tax Act, unless a tax treaty is applicable to reduce the withholding tax rate.

Non-Resident Beneficial Owners will be subject to withholding tax at 25% on any deemed dividend unless the information indicated in Section II of Box H is properly completed and provided along with this Letter of Transmittal. If the Shareholder is the Beneficial Owner of the tendered Shares, the Shareholder must complete and provide, along with this Letter of Transmittal, CRA Form NR 301 (or, in the case of a partnership or hybrid entity, CRA Form NR 302 or NR 303, as applicable) in order to claim the benefits under a tax treaty.

If the Shareholder is not the Beneficial Owner of the tendered Shares, the Shareholder must obtain from each Beneficial Owner wishing to claim the benefits under a tax treaty a completed CRA Form NR 301 (or, in the case of a partnership or hybrid entity, CRA Form NR 302 or NR 303, as applicable), and if there is more than one Beneficial Owner, the Shareholder must also complete Schedule A.

Shareholders who do not properly complete and provide, along with this Letter of Transmittal, Form NR 301 (or, in the case of a partnership or hybrid entity, Form NR 302 or NR 303, as applicable) and Schedule A (if applicable) will be assumed to be subject to 25% non-resident withholding tax rate on any relevant amounts.

12.	Governing Law.

The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Alberta and the federal laws of Canada applicable therein.

IMPORTANT: This Letter of Transmittal or a manually signed photocopy of it (together with certificates for Shares and all other required documents), the Notice of Guaranteed Delivery, where applicable, or, in the case of a book-entry transfer, a Book-Entry Confirmation through the CDSX system (in the case of Shares held in CDS) or an Agent’s Message (in the case of Shares held in DTC) must be received by the Depositary on or before the Expiration Date.

PRIVACY NOTICE

AST Trust Company (Canada) is committed to protecting your personal information. In the course of providing services to you and its corporate clients, it receives non-public personal information about you – from transactions it performs for you, forms you send it, other communications it has with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. It uses this to administer your account, to better serve your and its clients’ needs and for other lawful purposes relating to its services. It has prepared a Privacy Code to tell you more about its information practices and how your privacy is protected. It is available at www.astfinancial.com/ca-en/privacy-policy, or by writing the Depositary at AST Privacy Officer, P.O. Box 4202, Postal Station A, Toronto, ON M5W 0E4. AST Trust Company (Canada) will use the information you are providing on this form in order to process your request and will treat your signature(s) on this form as your consent to the above.

IMPORTANT U.S. TAX INFORMATION FOR U.S. SHAREHOLDERS

For purposes of this Letter of Transmittal, a U.S. person is a beneficial owner of Shares that, for U.S. federal income tax purposes, is (a) an individual who is a citizen or resident of the United States, (b) a corporation, partnership, or other entity classified as a corporation or partnership for U.S. federal income tax purposes that is created or organized in or under the laws of the United States, or any political subdivision thereof or therein, (c) an estate if the income of such estate is subject to U.S. federal income tax regardless of the source of such income, or (d) a trust if (i) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (ii) such trust has validly elected to be treated as a U.S. person for U.S. federal income tax purposes.

To avoid backup withholding of U.S. federal income tax on payments pursuant to the Offer, a U.S. Shareholder depositing Shares must, unless an exemption applies, provide the Depositary with such holder’s correct taxpayer identification number (TIN) or employer identification number (EIN), certify under penalties of perjury that such TIN or EIN is correct (or that such holder is waiting for a TIN or EIN to be issued), and provide certain other certifications by completing the IRS Form W-9 included in this Letter of Transmittal. If a U.S. Shareholder does not provide his, her or its correct TIN or EIN or fails to provide the required certifications, the IRS may impose certain penalties on such holder, and payments to such holder pursuant to the Offer may be subject to backup withholding at a rate currently equal to 24%. All U.S. Shareholders tendering Shares pursuant to the Offer should complete and sign the IRS Form W-9 to provide the information and certifications necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Depositary). To the extent that a U.S. Shareholder designates another U.S. person to receive payment, such other person may be required to provide a properly completed IRS Form W-9.

Backup withholding is not an additional tax. Rather, the amount of any backup withholding collected may be allowed as a refund or credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner.

If a U.S. Shareholder has not been issued a TIN or EIN and has applied for a TIN or EIN or intends to apply for a TIN or EIN in the near future, then the U.S. Shareholder should write “Applied For” in the space for the TIN or EIN in Part I of IRS Form W-9 and should sign and date the form. If the Depositary has not been provided with a properly certified TIN or EIN by the time of payment, backup withholding will apply. If the Shares are held in more than one name or are not in the name of the actual owner, consult the instructions on the enclosed IRS Form W-9 for guidance on which name and TIN or EIN to report.

Certain U.S. Shareholders (such as corporations) are not subject to backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt U.S. Shareholders should enter the appropriate exempt payee code on IRS Form W-9. See the enclosed IRS Form W-9 for instructions.

A U.S. Shareholder that is not a U.S. person and is not acting on behalf of a U.S. person should not complete IRS Form W-9. Instead, to establish an exemption from backup withholding, such U.S. Shareholder should properly complete and submit an IRS Form W-8BEN, W-8BEN-E, W-8IMY, W-8ECI, or W-8EXP, as applicable, attesting to such exempt status. An appropriate IRS Form W-8 may be obtained from the Depositary or on the IRS website (www.irs.gov).

ALL U.S. SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE HOW THE FOREGOING BACKUP WITHHOLDING AND REPORTING REQUIREMENTS APPLY TO THEM WITH REGARD TO THEIR PARTICULAR CIRCUMSTANCES.

SCHEDULE A

TO BE COMPLETED BY A SHAREHOLDER HOLDING SHARES ON BEHALF OF MORE THAN ONE NON-RESIDENT BENEFICIAL OWNER CLAIMING BENEFITS UNDER A TAX TREATY

Name of Non-Resident Beneficial Owner	Number of Tendered Shares Held

Total

If you are a Shareholder that holds Shares for more than one Non-Resident Beneficial Owner that wishes to claim treaty benefits, please provide the name and number of Shares held by each such Non-Resident Beneficial Owner. The name of each Non-Resident Beneficial Owner should match the name on the corresponding CRA Form NR 301 — Declaration of eligibility for benefits (reduced tax) under a tax treaty for a non-resident person* that you are submitting with this Letter of Transmittal. Attach an additional schedule if more space is needed.

*	Partnerships or Hybrid Entities must complete CRA Form NR 302 or Form NR 303, as applicable.

Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type. See Specific Instructions on page 3.	1 Name (as shown on your income tax return). Name is required on this line; do not leave line blank.
2 Business name/disregarded entity name, if different from above

3  Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

☐ Individual/sole proprietor or    ☐ C Corporation     ☐ S Corporation     ☐ Partnership     ☐ Trust/estate

      single-member LLC

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership)  ▶

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions)  ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting code (if any)

(Applies to accounts maintained outside the U.S.)

	5 Address (number, street, and apt. or suite no.) See instructions.	Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number
–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 10-2018)

Form W-9 (Rev. 10-2018)	Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

● An individual who is a U.S. citizen or U.S. resident alien;

● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

● An estate (other than a foreign estate); or

● A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

● In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

● In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

● In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

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Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC

• LLC treated as a partnership for U.S. federal tax purposes,

• LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or

• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1 — An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2 — The United States or any of its agencies or instrumentalities

3 — A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4 — A foreign government or any of its political subdivisions, agencies, or instrumentalities

5 — A corporation

6 — A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7 — A futures commission merchant registered with the Commodity Futures Trading Commission

8 — A real estate investment trust

9 — An entity registered at all times during the tax year under the Investment Company Act of 1940

10 — A common trust fund operated by a bank under section 584(a)

11 — A financial institution

12 — A middleman known in the investment community as a nominee or custodian

13 — A trust exempt from tax under section 664 or described in section 4947

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The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701 (a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TlN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

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1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:

1.	Individual	The individual

2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]

3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account

4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]

5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

7.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

	For this type of account:	Give name and EIN of:

8.	Disregarded entity not owned by an individual	The owner

9.	A valid trust, estate, or pension trust	Legal entity[4]

10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

12.	Partnership or multi-member LLC	The partnership

13.	A broker or registered nominee	The broker or nominee

	For this type of account:	Give name and EIN of:

14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*Note:	The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

● Protect your SSN,

● Ensure your employer is protecting your SSN, and

● Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes.

Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

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The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.ldentityTheft.gov and Pub. 5027.

Visit www.irs.gov/ldentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.